UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  May 23, 2018

DPW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport CA 92663
 (Address of principal executive offices) (Zip Code)

(510) 657-2635
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2018, Digital Power Lending, LLC (“DPL”), a wholly-owned subsidiary of DPW Holdings, Inc. (the “Company”), entered into and closed a securities purchase agreement (the “Purchase Agreement”) with I.AM INC. (“I.AM”), David J. Krause and Deborah J. Krause (collectively with David J. Krause, the “I.AM Stockholders”). Pursuant to the Purchase Agreement, I.AM sold to DPL, 981 shares of common stock for a purchase price of $981, representing, upon the closing, 98.1% of I.AM’s outstanding common stock.

I.AM owns and operates the Prep Kitchen band restaurants located in the San Diego area. I.AM owes DPL $1,715,363 in outstanding principal, pursuant to a loan and security agreement, between I.AM and DPL, that I.AM used to acquire the restaurants. The Purchase Agreement provides that, as I.AM repays the outstanding loan to DPL in accordance with the loan agreement, DPL will on a pro rata basis transfer shares of common stock of I.AM to  David J. Krause, up to an aggregate of 471 shares.

Pursuant to the Purchase Agreement, the parties agreed to negotiate in good faith to enter into a management agreement between I.AM and a separate management company formed and operated by the I.AM Stockholders, by June 29, 2018. In the event the management agreement is not entered into by June 29, 2018, then on July 2, 2018, DPL will return to I.AM for cancellation the shares of common stock of I.AM purchased by DPL, and I.AM will sell such shares to the I.AM Stockholders for a purchase price of $1.00 per share.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement filed as an exhibit to this Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On May 23, 2018, the Company issued a press release regarding the acquisition of I.AM, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Exhibits and Financial Statements.

(d)          Exhibits

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated May 23, 2018
99.1	Press release, dated May 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: May 24, 2018	/s/ William Horne
William Horne Chief Financial Officer